UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
 OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 31, 2012

CHINA TRANSINFO TECHNOLOGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-34134	87-0616524
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

9th Floor, Vision Building,
No. 39 Xueyuanlu, Haidian District,
Beijing, China 100191
(Address of Principal Executive Offices)

(86) 10-51691999
Registrant’s Telephone Number, Including Area Code:

__________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

INTRODUCTORY NOTE

On October 31, 2012, China TransInfo Technology Corp., a Nevada corporation (the “Company”), completed its merger (the “Merger”) with TransCloud Acquisition, Inc., a Nevada corporation (“Merger Sub”) and a wholly owned, direct subsidiary of TransCloud Company Limited, a Cayman Islands exempted company with limited liability and indirectly wholly owned by Mr. Shudong Xia (“Parent”), pursuant to the terms of the previously disclosed Agreement and Plan of Merger, dated June 8, 2012 (the “Merger Agreement”), by and among the Company, Parent and Merger Sub. As a result of the Merger, the Company became a wholly owned subsidiary of Parent.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The Information in Item 5.01 below is incorporated herein by reference.

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On October 31, 2012, in connection with the completion of the Merger, the Company notified the NASDAQ Stock Market LLC (the “NASDAQ”) of its intent to remove its common stock, par value US$0.001, from listing on the NASDAQ Global Market and requested the NASDAQ to file a delisting application on Form 25 with the Securities and Exchange Commission (the “SEC”) to delist and deregister its common stock. The Form 25 was filed with the SEC by the NASDAQ on October 31, 2012. The Company expects to file with the SEC a certification on Form 15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) on or about November 12, 2012, requesting the deregistration of the Company common stock and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

As of the effective time of the Merger (the “Effective Time”), each share of Company common stock issued and outstanding immediately prior to the Effective Time was converted into the right to receive an amount in cash equal to US$5.80 without interest and less any applicable withholding taxes, except for shares held by the Company as treasury stock or owned, directly or indirectly, by Parent, Merger Sub or any wholly owned subsidiary of the Company immediately prior to the Effective Time, including shares contributed to Parent by Mr. Shudong Xia (chairman, president, chief executive officer and secretary of the Company), Ms. Danxia Huang (director, vice president of operations and treasurer of the Company), Mr. Shufeng Xia (director of financial department of China TransInfo Technology Group Co., Ltd., the Company’s consolidated variable interest entity), Karmen Investment Holdings Limited (one of the Company’s stockholders and beneficially owned by Mr. Shudong Xia) and SAIF Partners III, L.P. (collectively, the “Rollover Holders”), which were cancelled without receiving any consideration. In addition, at the Effective Time, (i) each outstanding, vested and unexercised option to purchase shares of Company common stock was cancelled and converted into the right to receive, a cash amount equal to the number of shares underlying such option immediately prior to the Effective Time multiplied by the amount by which US$5.80 exceeds the exercise price per share of such option, net of any applicable withholding taxes; (ii) each outstanding and unvested option to purchase shares of Company common stock was cancelled and converted into the right to receive a restricted cash award in an amount equal to the number of shares underlying such option immediately prior to the Effective Time multiplied the amount by which US$5.80 exceeds the exercise price per share of such option; and (iii) each outstanding and unexercised warrant to purchase shares of Company common stock was cancelled and converted into the right to receive a cash amount equal to the total number of shares underlying such warrant  immediately prior to the Effective Time multiplied by the amount by which US$5.80 exceeds the exercise price per share of such warrant.

ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT.

On October 31, 2012, Parent consummated the acquisition of 100% of the outstanding voting securities of the Company pursuant to the Merger. The Company is the surviving corporation of the Merger and is a wholly owned subsidiary of Parent.

The aggregate consideration to be  paid in connection with the Merger is approximately US$148.9 million. The consideration is funded through a combination of the contribution of 12,198,125 shares of Company common stock from the Rollover Holders to Parent (the equivalent of an investment of approximately US$70.7 million based upon the per share merger consideration of US$5.80), equity financing from Mr. Shudong Xia of up to US$26,955,708, equity financing from SAIF Partners IV L.P. of up to US$11,552,446, and debt financing of up to US$96 million from China Development Bank Corporation Hong Kong Branch.

This description of the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report of Form 8-K filed with the SEC on June 8, 2012 and incorporated herein by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY AGREEMENTS OF CERTAIN OFFICERS.

In accordance with the terms of the Merger Agreement and effective as of October 31, 2012, Xingming Zhang, Dan Liu, Zhongsu Chen, Walter Teh Ming Kwauk, Danxia Huang and Brandon Ho-Ping Lin resigned as members of the board of directors of the Company.

As of the effective time of the Merger, Shudong Xia is the sole member of the board of directors of the Company.

ITEM 5.03. AMENDMENTS TO CERTIFICATE OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

In connection with the consummation of the Merger, the Company’s Articles of Incorporation was amended and restated, effective October 31, 2012. A copy of the Company’s Second Amended and Restated Articles of Incorporation is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. In connection with the consummation of the Merger, the Company’s Bylaws were amended and restated, effective October 31, 2012. A copy of the Company’s Second Amended and Restated Bylaws are attached as Exhibit 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 8.01. OTHER EVENTS

On November 1, 2012, the Company issued a press release relating to the announcement of the closing of the going private transaction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit	Description
2.1	Agreement and Plan of Merger, dated as of June 8, 2012, by and among the Company, Parent and Merger Sub (Incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on June 8, 2012)
3.1	Second Amended and Restated Articles of Incorporation of the Company, adopted October 31, 2012
3.2	Second Amended and Restated Bylaws of the Company, adopted October 31, 2012
99.1	Press release, dated November 1, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China TransInfo Technology Corp.

Date: November 1, 2012

/s/ Shudong Xia
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
2.1	Agreement and Plan of Merger, dated as of June 8, 2012, by and among the Company, Parent and Merger Sub (Incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on June 8, 2012)
3.1	Second Amended and Restated Articles of Incorporation of the Company, adopted October 31, 2012
3.2	Second Amended and Restated Bylaws of the Company, adopted October 31, 2012
99.1	Press release, dated November 1, 2012